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                                SIXTH AMENDMENT
                                      TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT


          THIS SIXTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY
  AGREEMENT (the "Amendment") is dated as of the 30th day of January, 1998 by and among PREMIER MORTGAGE CORPORATION, d/b/a PMC MORTGAGE ("PMC"), RF PROPERTIES CORP. ("RF Properties"), 66 PROPERTIES CORP. ("66 Properties"), JERICHO PROPERTIES CORP. ("Jericho"), JSF PROPERTIES CORP. ("JSF"), each a corporation organized and existing under the laws of New York, each having its principal office at 66 Power House Road, Roslyn Heights, New York 11577 (RF Properties, PMC, 66 Properties, Jericho and JS are hereinafter collectively referred to as the "Company" or the "Borrower"), LASALLE NATIONAL BANK, a national banking association having its principal office at 135 South LaSalle Street, Chicago, Illinois ("LaSalle") and PNC BANK, NATIONAL ASSOCIATION, successor in interest by merger to PNC MORTGAGE BANK, NATIONAL ASSOCIATION, having an office at 500 West Jefferson Street, Louisville, Kentucky 40202 (LaSalle and PNC are hereinafter collectively referred to as the "Bank" or the "Banks").

          WHEREAS, the Banks have extended a commitment to make a certain credit facility available to Borrower pursuant to that certain Warehousing Credit and Security Agreement dated as of July 17, 1997, as amended by a First Amendment to Warehousing Credit and Security Agreement and Notes dated as of August 29, 1997 as amended by a Second Amendment to Warehousing Credit and Security Agreement and Notes dated as of September 30, 1997 and by a Third Amendment to Warehousing Credit and Security Agreement and by a Fourth Amendment to Warehousing Credit and Security Agreement and by a Fifth Amendment to Warehousing Credit and Security Agreement (the "Fifth Amendment") (as so amended, the "Agreement"); and

          WHEREAS, the Borrower and Bank have agreed to amend the Agreement in order to provide for additional credit availability on a temporary basis.

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

  I. Defined Terms. Capitalized terms contained in this Amendment shall have the respective meanings herein as such terms have in the Agreement.

  II. Amendments to Agreement. The Agreement is hereby amended as follows:

          1. The temporary increase in the amount of the Commitment, set forth in the Fifth Amendment, which was due to expire January 31, 1998, is hereby extended through February 15, 1998. Effective February 16, 1998, the increase to the Commitment shall terminate and the


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Commitment shall return to Fifty Million Dollars ($50,000,000). The execution of this Amendment by LaSalle is simply to evidence LaSalle's knowledge hereof and consent hereto.

III. Conditions to Effectiveness. The amendments to the Agreement set forth in Section II of this Amendment shall become effective, as of the date set forth above, upon satisfaction of each of the following conditions precedent:

         1. The Company and the Banks shall have executed and delivered counterparts of this Amendment,

         2. The Company shall have reduced the outstanding amount of all collateral exceptions to not more than One Million Eight Hundred Thousand Dollars ($1,800,000).

         3. Ronald Freidman and Robert Freidman shall each have delivered to the Banks a duly executed Acknowledgment of Guarantors in the form attached hereto as Exhibit A, and otherwise in form and substance satisfactory to the Bank.

         4. Each of PMC, RF Properties, 66 Properties, Jericho and JSF shall have delivered to the Bank an original resolution of each of the Board of Directors of PMC, RF Properties, 66 Properties, Jericho and JS, authorizing the execution, delivery and performance of this Amendment, and all other instruments or documents to be delivered by the Company pursuant to this Amendment, all in form and substance satisfactory to the Bank.

         5. Each of PMC, RF Properties, 66 Properties, Jericho and JSF shall have delivered to the Bank a Certificate of each of PMC, RF Properties, 66 Properties, Jericho and JSF's secretary or assistant secretary as to the incumbency and authenticity of the* signatures of the officers executing this Amendment and all other documents to be delivered pursuant hereto.

         6. Each of the representations and warranties set forth in Section IV of this Amendment shall be true and correct on, and as of, the effective date of this Amendment.

         7. The Borrower shall have delivered to the Banks all other instruments, documents or agreements reasonably necessary or desirable in connection with this Amendment.

IV. Representations and Warranties. As an inducement to the Banks to enter into this Amendment, the Company hereby represents and warrants as follows:

         1. After giving effect to this Amendment, each of the representations and warranties contained in Article V of the Agreement are true and correct.

         2. No Event of Default or event which with the giving of notice, the passage of time. or both, would become an Event of Default has occurred and is continuing or would result from the execution, delivery and performance by the Company of this Amendment or the Agreement, as amended hereby.


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IV. Miscellaneous.

         1. Governing Law. This Amendment shall be a contract made under, and governed by, the internal laws of the State of Illinois.

         2. Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         3. References to Agreement. Except as herein amended, the Agreement and the shall remain in full force and effect and are hereby ratified in all respects. On and after the effectiveness of the amendment to the Agreement contemplated hereby, each reference in the Agreement to "this Agreement," "hereunder," "thereof," "herein" or words of like import, shall mean and be a reference to the Agreement, as amended by this Amendment.

         4. Successors, Assigns. This Amendment shall be binding upon Company and the Banks and their respective permitted successors and assigns.

         IN WITNESS WHEREOF, the Company and the Banks have executed this Amendment as of the date and year written above.

                             PNC BANK, NATIONAL ASSOCIATION

                                      By:
                                             ---------------------------------
                                      Title:
                                             ---------------------------------

                             LASALLE NATIONAL BANK

                                       By:
                                             ---------------------------------
                                      Title:
                                             ---------------------------------

                             PREMIER MORTGAGE CORPORATION
                             d/b/a PMC MORTGAGE

                                      By:
                                             ---------------------------------
                                      Title:
                                             ---------------------------------

                             66 PROPERTIES CORP.

                                      By:
                                             ---------------------------------
                                      Title:
                                             ---------------------------------

                             JERICHO PROPERTIES CORP.

                                       By:
                                             ---------------------------------
                                      Title:
                                             ---------------------------------

                             JSF PROPERTIES CORP.

                                      By:
                                             ---------------------------------
                                      Title:
                                             ---------------------------------


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                                                                     EXHIBIT A

                         ACKNOWLEDGMENT OF GUARANTORS


 PNC Bank, National Association
 75 North Fairway Drive
 Vernon Hills, Illinois 60061
 Attention: Warehousing Lending


 Ladies and Gentlemen,


         Reference is hereby made to those certain Guarantys dated as of July 17, 1997 (the "Guaranty") made by each of the undersigned, Robert Friedman and Ronald Friedman, to and for the benefit of PNC Mortgage Bank, National Association (now PNC Bank, National Association, successor in interest by merger) and LaSalle National Bank (collectively, "Banks") Capitalized terms contained herein shall have the respective meanings herein as such terms have in the Guarantys or the Credit Agreement referred to therein.


         The undersigned hereby acknowledge the execution and delivery by PREMIER MORTGAGE CORPORATION d/b/a PMC MORTGAGE, RF PROPERTIES CORP., 66 PROPERTIES CORP., JERICHO PROPERTIES CORP. and JSF PROPERTIES CORP. (collectively, the "Borrower") of that certain Sixth Amendment to Warehousing Credit and Security Agreement dated as of January 30, 1998, (the "Amendment"). The undersigned hereby, consent to the execution, delivery and performance by the Borrower of said Amendment, and hereby confirm that the Guaranty shall remain in full force and effect, shall extend to all indebtedness or other sums owing and payable by the Borrower under the- Loan Documents, and shall be enforceable against the undersigned.


         The Banks may rely upon this Acknowledgment of Guarantors in connection with their execution and delivery of the Amendment.


         IN WITNESS WHEREOF, this Acknowledgment of Guarantors has been executed as of the day and year set forth below.


 Dated:                 , 1998


                                              -------------------------------
                                                      Robert Friedman



                                              -------------------------------
                                                      Ronald Friedman